===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Dril-Quip, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                Dril-Quip, Inc.
                            13550 Hempstead Highway

  [DRIL-QUIP LOGO]            Houston, Texas 77040                March 28, 2001

Dear Stockholder:

   You are cordially invited to attend the annual meeting of stockholders to be held at the Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas on May 10, 2001 at 2:00 p.m. For those of you who cannot be present at this annual meeting, we urge that you participate by indicating your choices on the enclosed proxy and completing and returning it at your earliest convenience.

   This booklet includes the notice of the meeting and the proxy statement, which contains information about the Board of Directors and its committees and personal information about the nominees for the Board. Other matters on which action is expected to be taken during the meeting are also described.

   It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy in the envelope provided.

   On behalf of the Board of Directors, thank you for your continued support.

                                          /s/ Larry E. Reimert
                                          Larry E. Reimert
                                          Co-Chairman of the Board

                                          /s/ Gary D. Smith
                                          Gary D. Smith
                                          Co-Chairman of the Board

                                          /s/ J. Mike Walker
                                          J. Mike Walker
                                          Co-Chairman of the Board

                                DRIL-QUIP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 10, 2001

To the Stockholders of
Dril-Quip, Inc.:

   The annual meeting of stockholders of Dril-Quip, Inc. (the "Company") will be held at the Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas, on Thursday, May 10, 2001 at 2:00 p.m., Houston time, for the following purposes:

  1. To elect one director to serve for a three-year term.

  2. To approve the appointment of Ernst & Young LLP as independent public accountants of the Company for 2000.

  3. To approve the Company's Amended and Restated 1997 Incentive Plan.

  4. To transact such other business as may properly come before the meeting or any reconvened meeting after an adjournment thereof.

   The Board of Directors has fixed March 23, 2001 as the record date for determining stockholders of the Company entitled to notice of, and to vote at, the meeting or any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any reconvened meeting after an adjournment.

   You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

                                          By Order of the Board of Directors

                                          /s/ Gary D. Smith
                                          Gary D. Smith
                                          Co-Chairman of the Board and
                                           Secretary

March 28, 2001
13550 Hempstead Highway
Houston, Texas 77040

                                Dril-Quip, Inc.
                            13550 Hempstead Highway
                             Houston, Texas 77040

                               ----------------
                                PROXY STATEMENT
                               ----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Dril-Quip, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying notice. The approximate date on which this Proxy Statement and the accompanying proxy will first be mailed to stockholders is March 28, 2001. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by regular employees of the Company. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

   All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR the election as director of the nominee listed herein, FOR approval of the appointment of Ernst & Young LLP as the Company's independent public accountants, FOR approval of the Company's Amended and Restated 1997 Incentive Plan, and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by filing with the Secretary at the Company's executive offices a written instrument revoking it, by delivering a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. The executive offices of the Company are located at 13550 Hempstead Highway, Houston, Texas 77040. For a period of ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at the Company's executive offices.

                       RECORD DATE AND VOTING SECURITIES

   As of the close of business on March 23, 2001, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had outstanding and entitled to vote 17,290,498 shares of Common Stock. Each share entitles the holder to one vote on each matter submitted to a vote of stockholders.

   The requirement for a quorum at the Annual Meeting is the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. Proxies indicating stockholder abstentions and shares represented by "broker nonvotes" (i.e., shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining whether there is a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed as election inspectors for the Annual Meeting.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the number of shares of Common Stock of the Company beneficially owned directly or indirectly as of March 20, 2001 by (i) each person who is known to the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, director nominees and executive officers and (iii) all executive officers, director nominees and directors as a group.

                                               Amount of
                                              Beneficial
                                               Ownership
                                          -------------------
                                          Number of  Percent
      Name of Beneficial Owner(1)           Shares   of Stock
      ---------------------------         ---------- --------
      Larry E. Reimert(2)(3).............  3,347,343   19.3%
      Gary D. Smith(3)(4)................  3,522,443   20.3%
      J. Mike Walker(3)(5)...............  3,522,443   20.3%
      Gary W. Loveless(6)................    703,802    4.1%
      James M. Alexander.................    125,000      *
      Jerry M. Brooks(7).................     15,000      *
      All directors and executive
       officers as a group (6 persons)... 11,236,031   64.1%
      INVESCO Funds Group, Inc.
       7800 E. Union Ave.
       Denver, Colorado 80237(8).............891,300.   5.2%

--------
* Less than 1%.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The address of each such person is 13550 Hempstead Highway, Houston, Texas 77040.

(2) Includes 73,843 shares of Common Stock that may be acquired pursuant to options that are currently exercisable or will become exercisable within 60 days of March 20, 2001 and 3,273,045 shares of Common Stock held by Reimert Family Partners, Ltd., a limited partnership of which Mr. Reimert is the Managing General Partner, and with respect to which he exercises voting and investment power. Does not include 12,000 shares of Common Stock owned by Mr. Reimert's spouse or the shares of Common Stock shown above as beneficially owned by Mr. Smith and Mr. Walker, as to which Mr. Reimert disclaims beneficial ownership.

(3) Mr. Reimert and Reimert Family Partners, Ltd., Mr. Smith and Four Smith's Company, Ltd., and Mr. Walker have entered into a stockholders agreement wherein each party has agreed to vote shares of Common Stock held by such party for election of one nominee to the Board of Directors proposed by each of (i) Larry E. Reimert and Reimert Family Partners, Ltd., (ii) Gary
    D. Smith and Four Smith's Company, Ltd. and (iii) J. Mike Walker. The parties to the stockholders agreement may be deemed to have formed a group pursuant to Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(4) Includes 73,843 shares of Common Stock that may be acquired pursuant to options that are currently exercisable or will become exercisable within 60 days of March 20, 2001 and 3,448,045 shares of Common Stock held by Four Smith's Company, Ltd., a limited partnership of which Mr. Smith and his wife, Gloria Jean Smith, are the Managing General Partners, and with respect to which they exercise voting and investment power. Mrs. Smith may also be deemed to be the beneficial owner of such shares. Does not include the shares of Common Stock shown above as beneficially owned by Mr. Reimert and Mr. Walker, as to which Mr. Smith disclaims beneficial ownership.

(5) Includes 73,843 shares of Common Stock that may be acquired pursuant to options that are currently exercisable or will become exercisable within 60 days of March 20, 2001. Does not include the shares of Common Stock shown above as beneficially owned by Mr. Reimert and Mr. Smith, as to which Mr. Walker disclaims beneficial ownership.

(6) Includes 703,550 shares of Common Stock held by Loveless Enterprises, Ltd., a limited partnership of which Loveless Interests, L.L.C. is the Managing General Partner. Mr. Loveless is the sole manager of Loveless Interests, L.L.C., and exercises voting and investment power with respect to such shares.

(7) Consists entirely of shares of Common Stock that may be acquired pursuant to options that are currently exercisable or will become exercisable within 60 days of March 20, 2001.

(8) Based on a Schedule 13G/A filed with the SEC on February 12, 2001.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

   The Company's Board of Directors is divided into three classes, Class I, Class II and Class III, with staggered terms of office, ending in 2001, 2002 and 2003, respectively. The term for each class expires on the date of the third annual stockholders' meeting for the election of directors following the most recent election of directors for such class. Each director holds office until the next annual meeting of stockholders for the election of directors of his class and until his successor has been duly elected and qualified.

   At the Annual Meeting, one Class I director is to be elected to serve a three-year term expiring on the date of the annual meeting of stockholders to be held in 2004 (or until his successor is duly elected and qualified). In accordance with the Company's Bylaws, the affirmative vote of a plurality of the votes cast by holders of Common Stock entitled to vote in the election of directors at the Annual Meeting is required for the election of the nominee as director. Accordingly, although abstentions and broker nonvotes are considered shares present at the meeting for the purpose of determining a quorum, they will have no effect on the election of directors. The Board of Directors has nominated Mr. James M. Alexander to serve as the Class I Director. Mr. Alexander is currently a director of the Company.

   The Board of Directors has no reason to believe that the nominee for election as director will not be a candidate or will be unable to serve, but if for any reason the nominee is unavailable as a candidate or unable to serve when the election occurs, the persons designated as proxies in the enclosed proxy card, in the absence of contrary instructions, will in their discretion vote the proxies for the election of a substitute nominee selected by the Board of Directors. Management is currently unaware of any circumstances likely to render the nominee unavailable for election or unable to serve.

   The Board of Directors recommends that you vote FOR the election of the nominee listed below. Properly dated and signed proxies will be so voted unless authority to vote in the election of directors is withheld.

Nominee for Class I Director for a Three-Year Term to Expire in 2004

   The following sets forth information concerning the nominee for election as director at the Annual Meeting, including such nominee's age as of March 15, 2001, position with the Company, if any, and business experience during the past five years.

   James M. Alexander, age 49, has been a Class I director of the Company since completion of its initial public offering in October 1997, and is a member of the Audit Committee and the Compensation Committee of the Board of Directors. From December 1996 through December 2000, he served as the Vice President, Chief Financial Officer and Secretary of Spinnaker Exploration Company. He currently is a non-officer employee of Spinnaker, and currently anticipates retiring in May 2001. From November 1995 to December 1996, Mr. Alexander was President of Alexander Consulting, Inc. Mr. Alexander holds a BA from Yale College and an MBA from Harvard University. Mr. Alexander's current term as a director of the Company expires at the 2001 annual meeting.

Information Concerning Class II and Class III Directors

   The following sets forth information concerning the Class II and Class III directors of the Company whose present terms of office will expire at the 2002 and 2003 annual meetings of stockholders, respectively, including each director's age as of March 15, 2001, position with the Company, if any, and business experience during the past five years.

 Class II

   J. Mike Walker, age 57, is Co-Chairman of the Board and Co-Chief Executive Officer with principal responsibility for manufacturing, purchasing and facilities. He has been the Director--Manufacturing, Purchasing and Facilities, as well as a member of the Board of Directors, since the Company's inception in 1981. Prior to that, he served as the Director of Engineering, Manager of Engineering and Manager of Research and Development with Vetco Offshore, Inc. Mr. Walker holds a BSME degree from Texas A&M University, an MSME degree from the University of Texas at Austin and a Ph.D. in mechanical engineering from Texas A&M University. Mr. Walker's current term as a director of the Company expires at the 2002 annual meeting.

   Gary W. Loveless, age 58, has been a Class II director since the Company's inception in 1981, and is a member of the Audit Committee and the Compensation Committee of the Board of Directors. From 1986 to 1997, he held various positions with Great Western Resources Corporation, most recently as Chief Executive Officer and Director. In 1997, Great Western Resources Corporation was purchased by Forcenergy Inc., and Mr. Loveless served as Vice President/Onshore Exploration and Production of Forcenergy Inc. until October 1997. Mr. Loveless served as President of Casey Kay Company, an oil and gas exploration and production company, until December 1998. In December 1998, he became Chairman and Chief Executive Officer of Square Mile Energy, L.L.C., an oil and gas exploration and production company. He holds a BSME from Texas A&M University and an MSME from the University of Texas at Austin. Mr. Loveless's current term as a director of the Company expires at the 2002 annual meeting.

 Class III

   Larry E. Reimert, age 53, is Co-Chairman of the Board and Co-Chief Executive Officer with principal responsibility for engineering, product development and finance. He has been the Director--Engineering, Product Development and Finance, as well as a member of the Board of Directors, since the Company's inception in 1981. Prior to that, he worked for Vetco Offshore, Inc. in various capacities, including Vice President of Technical Operations, Vice President of Engineering and Manager of Engineering. Mr. Reimert holds a BSME degree from the University of Houston and an MBA degree from Pepperdine University. Mr. Reimert's current term as a director of the Company expires at the 2003 annual meeting.

   Gary D. Smith, age 58, is Co-Chairman of the Board and Co-Chief Executive Officer with principal responsibility for sales, service, training and administration. He has been the Director--Sales, Service, Training and Administration, as well as a member of the Board of Directors, since the Company's inception in 1981. Prior to that, he worked for Vetco Offshore, Inc. in various capacities, including General Manager and Vice President of Sales and Services. Mr. Smith's current term as a director of the Company expires at the 2003 annual meeting.

Board of Directors and Committees of the Board

   The Board of Directors has established an Audit Committee and a Compensation Committee as standing committees of the Board of Directors. The Board does not have a standing nominating committee or other committee performing a similar function. The members of the Audit Committee and the Compensation Committee of the Board of Directors indicated in the above summaries are not employees of the Company.

   The Audit Committee of the Board of Directors recommends the appointment of independent public accountants to conduct audits of the Company's financial statements and reviews with the independent accountants the plan and results of the auditing engagement. The Audit Committee assists the Board of Directors in monitoring (i) the integrity of the financial statements of the Company,
(ii) the compliance by the Company with legal and regulatory requirements, and
(iii) the independence of the firm of independent public accountants hired to audit the Company's financial statements. The Audit Committee also reviews the scope and results of procedures for internal auditing of the Company and the adequacy of the Company's system of internal accounting controls. The Audit Committee charter, which is attached as Appendix A to this Proxy Statement, contains a detailed description of the Audit Committee's duties and responsibilities.

   The Compensation Committee approves, or in some cases may recommend to the Board, remuneration arrangements and compensation plans involving the Company's directors and executive officers, including any revisions to the employment agreements of the Co-Chairmen of the Board. The Compensation Committee also acts on the granting of stock options to executive officers under the Company's 1997 Incentive Plan (the "Incentive Plan") (except for formula grants pursuant to the employment agreements of the Co-Chairmen of the Board) and with respect to certain matters arising under each of the Co-Chairmen of the Board's employment agreements.

   During 2000, the Board of Directors held four meetings. The members of the Audit Committee met two times and the Compensation Committee met two times. During 2000, all directors attended at least 75% of the meetings of the Board of Directors and the Committees thereof of which they were members.

Director Compensation

   Each director who is not an employee of the Company receives an annual fee of $40,000, plus a fee of $1,000 for attendance at each Board of Directors meeting and $1,000 for each committee meeting (unless held on the same day as a Board of Directors meeting). All directors are reimbursed for their out-of-pocket expenses and other expenses incurred in attending meetings of the Board or committees thereof and for other expenses incurred in their capacity as directors.

Compliance with Section 16(a) of the Exchange Act

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during 2000 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Executive Compensation

   Summary Compensation Table. The following table sets forth information regarding the compensation of each of the Company's three Co-Chairmen of the Board and the other executive officer of the Company (together with the Co-Chairmen, the "named officers") for services rendered in all capacities during 1998, 1999 and 2000.

                          Summary Compensation Table

                                                   Long-Term
                                                  Compensation
                                                     Awards
                                                  ------------
                                     Annual        Securities
                                 Compensation(1)   Underlying
    Name and Principal          ----------------- Options/SARs    All Other
         Position          Year  Salary   Bonus     (shares)   Compensation(2)
    ------------------     ---- -------- -------- ------------ ---------------
Larry E. Reimert.......... 2000 $397,885 $340,000    38,288        $3,400
 Co-Chairman of the Board  1999  378,846  334,000    50,560         3,200
 and Co-Chief Executive    1998  354,808  277,000    56,782         3,200
 Officer
Gary D. Smith............. 2000 $397,885 $340,000    38,288        $3,400
 Co-Chairman of the Board  1999  378,846  334,000    50,560         3,200
 and Co-Chief Executive    1998  354,808  277,000    56,782         3,200
 Officer
J. Mike Walker............ 2000 $397,885 $340,000    38,288        $3,400
 Co-Chairman of the Board  1999  378,846  334,000    50,560         3,200
 and Co-Chief Executive    1998  354,808  277,000    56,782         3,200
 Officer
Jerry M. Brooks........... 2000 $143,346 $ 20,000     5,000        $2,867
 Chief Financial Officer   1999  133,192   20,000     5,000         2,718
                           1998  122,808   20,000     5,000         2,456

--------
(1) Excludes perquisites and other benefits because the aggregate amounts thereof do not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any named officer.

(2) Amounts shown under All Other Compensation consist of amounts contributed or accrued under the Company's 401(k) Plan.

   Option Grants. The following table sets forth certain information on grants of stock options during 2000 to the named officers.

                         Stock Options Granted in 2000

                                      Individual Grants
                         -------------------------------------------
                                                                     Potential Realizable
                          Number of                                    Value at Assumed
                         Securities  Percent of                      Annual Rates of Stock
                         Underlying    Total                                 Price
                           Options    Options   Exercise               Appreciation for
                           Granted   Granted to   Price                 Option Term(3)
                           in 2000   Employees    (per    Expiration ---------------------
                         (shares)(1)  in 2000   share)(2)    Date      5%($)     10%($)
                         ----------- ---------- --------- ---------- --------- -----------
Larry E. Reimert........   38,288       17.7%    $32.125   10/27/10  $ 773,542 $ 1,960,306
Gary D. Smith...........   38,288       17.7%     32.125   10/27/10    773,542   1,960,306
J. Mike Walker..........   38,288       17.7%     32.125   10/27/10    773,542   1,960,306
Jerry M. Brooks.........    5,000        2.3%     32.125   10/27/10    101,016     255,995

--------
(1) All the above options were granted pursuant to the Incentive Plan on October 28, 2000 and become exercisable in increments of 25% on each of the first, second, third and fourth anniversaries of the date of grant.
(2) The exercise price of the options granted is equal to the closing price per share of Common Stock on the New York Stock Exchange ("NYSE") on the date of grant.
(3) The potential realizable value through the expiration date of options has been determined on the basis of the per share market price at the time the options were granted, compounded annually over 10 years, net of the exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Company's Common Stock.

   Option Exercises and 2000 Year-End Option Values. The following table sets forth certain information with respect to unexercised options to purchase Common Stock granted in 2000 to the named officers and held by them at December 31, 2000. None of the named officers exercised options in 2000.

                          Year-End 2000 Option Values

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                  Options Held at       In-the-Money Options at
                                 December 31, 2000       December 31, 2000(1)
                             ------------------------- -------------------------
                             Exercisable Unexercisable Exercisable Unexercisable
                             ----------- ------------- ----------- -------------
Larry E. Reimert............   73,843       115,537     $878,273    $1,006,160
Gary D. Smith...............   73,843       115,537      878,273     1,006,160
J. Mike Walker..............   73,843       115,537      878,273     1,006,160
Jerry M. Brooks.............   15,000        15,000      163,984       124,766

--------
(1) The excess, if any, of the closing price on the NYSE of Common Stock at December 31, 2000 ($34.1875) over the option exercise price.

Employment Agreements

   The Company has entered into employment agreements with each of Messrs. Reimert, Smith and Walker. The following summary of these agreements does not purport to be complete and is qualified by reference to them. Each of these agreements provides for an annual base salary, as well as an annual performance bonus for each 12-month period ending on September 30 equal to up to 120% of the executive's annual base salary, with the precise amount of the bonus determined based on specific Company performance goals. The performance goals, which are equally weighted, are based on (i) the Company's annual earnings before interest and taxes ("EBIT") measured against the Company's annual budget or plan, and (ii) the Company's annual return on capital (defined as EBIT divided by total assets less current liabilities) compared to a peer group of companies. In addition, each agreement provides that the employee will receive an annual grant of a number of options under the Incentive Plan equal to the employee's base salary multiplied by three and divided by the market price of the Common Stock on the grant date. Each agreement provides that the employee's compensation, including his annual base salary, annual performance bonus and annual grant of options, shall be reviewed at least annually by the Compensation Committee and shall be subject to increase at any time and from time to time on a basis determined by the Compensation Committee, in the exercise of its sole discretion. Each agreement also entitles the employee to participate in all of the Company's incentive, savings, retirement and welfare benefit plans in which other executive officers of the Company participate.

   Each of the employment agreements initially had a five-year term ending on October 27, 2002. Pursuant to their terms, on October 27, 2000, the term of each of the employment agreements was automatically extended to October 27, 2004. This automatic extension will occur every year, such that the remaining term of each agreement shall never be less than three years. Each agreement is subject to the right of the Company and the employee to terminate the employee's employment at any time. Each agreement provides that, upon termination of employment because of death or disability, or if employment is terminated by the Company for any reason (except under certain limited circumstances defined as "for cause" in the agreement), or if employment is terminated by the employee subsequent to a change of control (as defined) or with good reason (as defined), the employee will generally be entitled to (i) a lump sum cash payment equal to the employee's base salary through the date of termination, together with any deferred compensation previously awarded and any accrued vacation time, (ii) a lump sum cash payment equal to the annual base salary that would have been paid to the employee beginning on the date of termination and ending on the latest possible date of termination of the employment in accordance with the agreement, (iii) a lump sum cash payment equal to the annual bonus calculated in accordance with the agreement for the remaining employment period (assuming for such purpose that the annual bonus payable for each applicable period during the remaining employment period would equal the highest annual bonus paid during the last three years prior to the date of termination), (iv) immediate vesting of any stock options or restricted stock previously granted to such employee and outstanding as of the time immediately prior to the date of his termination, or a cash payment in lieu thereof, and (v) continued participation in medical, dental and life insurance coverage until the employee receives equivalent coverage and benefits under other plans of a subsequent employer or the later of the death of the employee, the death of the employee's spouse and the youngest child of the employee reaching age 21. The Company will also pay the employee any such amount as may be necessary to hold the employee harmless from the consequences of any resulting excise or other similar purpose tax relating to "parachute payments" under the Internal Revenue Code of 1986, as amended.

   Each agreement also provides that, during the term of the agreement and after termination thereof, the employee shall not divulge any of the Company's confidential information, knowledge or data. In addition, each agreement requires the employee to disclose and assign to the Company any and all conceptions and ideas for inventions, improvements and valuable discoveries made by the employee which pertain primarily to the material business activities of the Company. Each agreement also provides that, in the event that the agreement is terminated for cause or the employee voluntarily resigns (other than following a change of control or for good reason), for one year thereafter the employee will not within any country with respect to which he has devoted substantial attention to the material business interests of the Company, (i) accept employment or render services to a competitor of the Company or (ii) enter into or take part in business that would be competitive with the Company.

Certain Transactions

 Registration Rights Agreement

   The Company has entered into a registration rights agreement among the Company, Messrs. Reimert, Smith, Walker, and Loveless, Reimert Family Partners, Ltd., Four Smith's Company, Ltd. and Loveless Enterprises, Ltd. (the "Registration Rights Agreement"). The Registration Rights Agreement provides for registration rights pursuant to which, upon the request of any of Messrs. Reimert, Smith and Walker (the "Requesting Holders"), the Company will file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register the Common Stock subject to the agreement ("Registrable Securities") held by such Requesting Holders and any other stockholders who are parties to the Registration Rights Agreement and who desire to sell Registrable Securities pursuant to such registration statement, subject to a maximum of two requests by each of Messrs. Reimert, Smith and Walker or their successors and assigns. In addition, subject to certain conditions and limitations, the Registration Rights Agreement provides that Messrs. Reimert, Smith, Walker and Loveless may participate in any registration by the Company (including any registration resulting from any exercise of a demand right under the Registration Rights Agreement) of any of its equity securities in an underwritten offering. The registration rights covered by the Registration Rights Agreement generally are transferable to transferees (whether by assignment or by death of the holder) of the Registrable Securities covered thereby. The Registration Rights Agreement generally terminates when all Registrable Securities (i) have been distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, or (ii) may be distributed to the public in accordance with the provisions of Rule 144(k) (or any similar provision then in force) under the Securities Act.

 Stockholders Agreement

   Messrs. Reimert, Smith and Walker, Reimert Family Partners, Ltd. and Four Smith's Company, Ltd. are parties to a stockholders agreement (the "Stockholders Agreement") pursuant to which each party has agreed to vote the shares of Common Stock held by such party to elect to the Company's Board of Directors one designee of Mr. Reimert and Reimert Family Partners, Ltd. (the "Reimert Stockholders"), one designee of Mr. Smith and Four Smith's Company, Ltd. (the "Smith Stockholders") and one designee of Mr. Walker. The rights under the Stockholders Agreement are transferable to any heir or legal representative of Messrs. Reimert, Smith or Walker who acquires Common Stock upon the death of such stockholder and who agrees to be bound by the provisions of such Agreement. In the event the Reimert Stockholders, collectively, the Smith Stockholders, collectively, or Mr. Walker (or their permitted transferees as described in the preceding sentence), own less than 10% of the total number of issued and outstanding shares of Common Stock of the Company, the rights and obligations of such person under the Stockholders Agreement are terminated.

Report of Compensation Committee on Executive Compensation

   The Compensation Committee approves, or in some cases recommends to the Board, remuneration arrangements and compensation plans involving the Company's directors and executive officers, including any revisions to the employment agreements of the Co-Chairmen of the Board. The Compensation Committee acts on the granting of stock options to executive officers under the Incentive Plan (except for formula grants pursuant to the employment agreements of the Co-Chairmen of the Board), and reviews annually and approves certain matters relating to each of the Co-Chairmen of the Board's employment agreements.

   There are three basic components to the compensation of the Company's executives: base pay; annual incentive compensation in the form of a cash bonus; and long-term equity-based compensation. Factors taken into account in determining compensation are the executive's responsibilities, experience, leadership, potential future contributions and demonstrated individual performance. Long-term equity-based compensation is generally provided in the form of stock options, which are tied directly to stockholder return. Stock options align the interests of the Company's executives with those of its stockholders by encouraging executives to enhance the value of the Company, and hence, the price of the Common Stock and each stockholder's return.

   Long-term equity-based compensation is provided through the Incentive Plan, the objectives of which are to (i) attract and retain key employees, (ii) encourage a sense of proprietorship of these persons in the Company and (iii) stimulate the active interest of these persons in the development and financial success of the Company. Awards to employees under the Incentive Plan may be made in the form of (i) stock options, (ii) rights to receive a payment, in cash or Common Stock, equal to the excess of the fair market value or other specified value of a number of shares of Common Stock on the date the right is exercised over a specified strike price, (iii) grants of restricted or unrestricted Common Stock or units denominated in Common Stock, (iv) grants denominated in cash and (v) grants denominated in cash, Common Stock or units denominated in Common Stock or any other property which are made subject to the attainment of one or more performance goals ("Performance Awards"). Performance Awards may include more than one performance goal, and a performance goal may be based on one or more business criteria applicable to the grantee, the Company as a whole or one or more of the Company's business units and may include one or more of the following: increased revenues, net income, stock price, market share, earnings per share, return on equity or assets, or decrease in costs.

   In 2000, the Company granted options to purchase an aggregate of 119,864 shares of Common Stock to executive officers of the Company, including grants made to the Co-Chairmen of the Board pursuant to their employment agreements.

   The Company may periodically grant new options or other long-term equity-based incentives to provide continuing incentive for future performance. In making the decision to grant additional options, the Compensation Committee would expect to consider factors such as the size of previous grants and the number of options held. In addition, the Compensation Committee may consider factors including the executive's current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with the Company and the value of the executive's service to the Company.

   Each of the Company's Co-Chairmen of the Board is compensated pursuant to an employment agreement which was entered into prior to the closing of the Company's initial public offering and therefore prior to the formation of the Compensation Committee. Such employment agreements were approved by the Board of Directors as a whole, at a time when the Company's Board consisted of the Co-Chairmen of the Board and Mr. Loveless. See "--Employment Agreements" for a description of such agreements. Each of the agreements includes compensation in the form of base salary, annual bonus and annual option grants. The annual bonus and option grants payable pursuant to such agreements are determined by formulas that are tied to the Company's performance and stockholder return. Under the employment agreements, the amount of the executive's annual bonus is determined by reference to (i) the Company's performance (measured in terms of EBIT) compared to the Company's annual budget and (ii) the Company's annual return on capital compared to that of an industry peer group.

   In accordance with the employment agreements, at the beginning of 2000, the Compensation Committee approved the Company's 2000 budget and the industry peer group for the purposes of calculating the bonuses for the 2000 bonus year for the Co-Chairmen of the Board. In calculating the bonuses for the 2000 bonus year, in accordance with the employment agreements, the Compensation Committee reviewed the Company's EBIT and return on capital for the year ended December 31, 2000, as calculated by the Company's independent public accountants, and calculated the return on capital for the Company's peer group for the same period. The two performance factors were equally weighted as required by the employment agreements. In addition to an annual bonus, each such executive received an annual grant of options that is based upon a formula tied to the Company's stock price. The Compensation Committee reviews annually the amount of the base salary, annual bonus and annual option grants for each of the Co-Chairmen of the Board, and may increase (but not decrease) such amounts on a basis determined by the Compensation Committee in its sole discretion. In 2000, the Compensation Committee increased the base salary under the employment agreements to $410,000, effective October 16, 2000, based on the Company's total stockholder return relative to the peer group in 2000. In addition to their annual compensation, each of the Co-Chairmen of the Board is a significant stockholder of the Company, which provides effective long-term performance incentive tied directly to stockholder return.

                                          The Compensation Committee

                                          James M. Alexander
                                          Gary W. Loveless

Report of the Audit Committee

   James M. Alexander and Gary W. Loveless are the members of the Audit Committee. Each of these members is independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

   The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with management and has discussed with Ernst & Young LLP, the independent auditors and accountants for the Company, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, with respect to those audited financial statements.

   The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has reviewed, evaluated and discussed with Ernst & Young LLP its independence in connection with its audit of the Company's most recent financial statements.

   Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Audit Committee

                                          James M. Alexander
                                          Gary W. Loveless

Section 162(m) of the Internal Revenue Code

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits (to $1 million annually per covered executive) the deductibility for federal income tax purposes of non-performance based compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers. All options granted under the Incentive Plan in fiscal year 2000 will qualify as performance based for an exemption from the application of Section 162(m) of the Code.

Performance Graph

   The following performance graph compares the cumulative total stockholder return on the Common Stock to the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Oil and Gas Drilling and Equipment Index over the period from October 22, 1997, the date of the Company's initial public offering, to December 31, 2000. The graph assumes that $100 was invested on October 22, 1997 in the Common Stock at its initial public offering price of $24.00 per share and in each of the other two indices and the reinvestment of all dividends, if any.



                       [PERFORMANCE CHART APPEARS HERE]

                                  10/22/97 12/31/97 12/31/98 12/31/99 12/31/00
                                  -------- -------- -------- -------- --------
   Dril-Quip, Inc................   100     146.35    73.95   126.56   142.45
   S&P 500.......................   100     100.20   126.92   151.71   136.32
   S&P Oil and Gas Drilling and
   Equipment Index...............   100      89.48    49.92    67.98    91.52

                                  PROPOSAL II

           APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors, upon recommendation of its Audit Committee, has approved and recommends the approval of the appointment of Ernst & Young LLP as independent public accountants to conduct an audit of the Company's financial statements for the year 2001. This firm has acted as independent public accountants for the Company for many years.

   Billed Fees of Ernst & Young LLP. Ernst & Young LLP provided the Company professional services totaling $238,723 for the calendar year 2000. Those fees consist of the following:

   Audit Fees--The fees billed by Ernst & Young LLP were $184,178 relating to the audit of the Company's annual financial statements for the calendar year 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the calendar year 2000.

   Financial Information Systems Design and Implementation Fees--There were no fees incurred for financial information system design and implementation services.

   All Other Fees--All other fees billed by Ernst & Young LLP totaled $54,545 and related primarily to expatriate tax services.

   The Audit Committee reviewed the non-audit services provided to the Company and determined that they did not impair the independence of Ernst & Young LLP.

   Representatives of Ernst & Young LLP will attend the Annual Meeting and will be available to respond to questions which may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

   The Board of Directors recommends that you vote FOR the approval of the appointment of Ernst & Young LLP as the Company's independent public accountants. In accordance with the Company's Bylaws, approval of the appointment of independent public accountants will require the affirmative vote of a majority of the shares of Common Stock voted on the proposal. Accordingly, abstentions and broker nonvotes applicable to shares present at the meeting will not be included in the tabulation of votes cast on this matter.

                                 PROPOSAL III

           APPROVAL OF THE AMENDED AND RESTATED 1997 INCENTIVE PLAN

   The Board of Directors (the "Board") has approved the Amended and Restated 1997 Incentive Plan of the Company (the "Amended Incentive Plan"), which amends and restates the Incentive Plan to (i) increase the number of shares of Common Stock available for issuance thereunder from 1,700,000 to 2,400,000,
(ii) provide that a Committee of the Board will administer the Amended Incentive Plan, and (iii) set forth various other changes as a matter of increased flexibility. In order to preserve full deductibility of performance-based awards under the Amended Incentive Plan under Section 162(m) of the Code, the Company is requesting that its stockholders approve the Amended Incentive Plan.

   The allocation of awards in 2001 under the Amended Incentive Plan is not currently determinable because awards will be made in accordance with future decisions of committees of the Board following general guidelines of the Amended Incentive Plan. For a description of the options granted during 2000 to the named officers under the 1997 Incentive Plan, please see the "Summary Compensation Table" and the "Stock Options Granted in 2000" table.

   The objectives of the Amended Incentive Plan are (i) to attract and retain key employees, (ii) to encourage the sense of proprietorship of these persons in the Company and (iii) to stimulate the active interest of these persons in the development and financial success of the Company by making Employee Awards ("Awards") under the Amended Incentive Plan. Persons eligible for Awards are key employees assigned or to be assigned positions of responsibility and whose performance can have a significant effect on the success of the Company and its subsidiaries. Currently, there are approximately 50 key employees that fit this criteria.

   The Amended Incentive Plan will be administered by a Committee of the Board of Directors (the "Committee"), designated by the Board, which shall initially be the Compensation Committee of the Board. The Committee will consist of at least two nonemployee members of the Board. The Committee has the exclusive power to administer the Amended Incentive Plan, to take all actions specifically contemplated thereby or necessary or appropriate in connection with the administration thereof, to interpret the Amended Incentive Plan and to adopt such rules, regulations and guidelines for carrying out its purposes as the Committee may deem necessary or proper, all of which powers will be exercised in the best interests of the Company and in keeping with the objectives of the Amended Incentive Plan. The Committee may, in its discretion, among other things, (i) extend or accelerate the exercisability of any Award, (ii) accelerate the vesting of any Award, (iii) eliminate or make less restrictive any restrictions contained in any Award or waive any restriction or other provision of the Amended Incentive Plan or (iv) otherwise amend or modify any Award in any manner that is either not adverse to the participant holding the Award or consented to by that participant. However, no option may be granted in exchange or in replacement of an option having a higher exercise price. The Committee also may delegate to certain senior officers of the Company certain of its duties under the Amended Incentive Plan.

   The Board of Directors may amend, modify, suspend or terminate the Amended Incentive Plan for the purpose of addressing any changes in legal requirements or for any other lawful purpose, except that no amendment or alteration that would adversely affect the rights of any participant under any Award previously granted to that participant shall be made without the consent of that participant. The Board of Directors may make certain adjustments in the event of any subdivision, split or combination of outstanding shares of Common Stock, any declaration of a dividend payable in shares of Common Stock, any recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, any adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends).

   Awards to employees may be in the form of (i) rights to purchase a specified number of shares of Common Stock at a specified price ("Stock Options"), (ii) rights to receive a payment, in cash or Common Stock, equal to the excess of the fair market value or other specified value of a number of shares of Common Stock on the date the right is exercised over a specified strike price ("Stock Appreciation Rights"), (iii) grants of shares of

Common Stock or units denominated in shares of Common Stock ("Stock Awards"),
(iv) grants denominated in cash ("Cash Awards") and (v) grants denominated in cash, Common Stock, units denominated in Common Stock or any other property which are made subject to the attainment of one or more performance goals ("Performance Awards"). A Stock Option may be either an incentive stock option ("ISO") that is intended to comply with the requirements of Section 422 of the Code, or a nonqualified stock option ("NSO") that does not comply with those requirements. The price at which any share of Common Stock may be purchased on the exercise of any Stock Option will not be less than the fair market value of a share of Common Stock on the date of grant of the Stock Options. The Committee will determine the employees to receive Awards and the terms, conditions and limitations applicable to each such Award, which conditions may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices and other comparable measures of performance. Performance Awards may include more than one performance goal. A performance goal may be based on one or more business criteria including, but not limited to, criteria applicable to the grantee, the Company as a whole or one or more of the Company's business units and may include one or more of the following: increased revenues, net income, stock price, market share, earnings per share, return on equity, return on assets or decrease in costs.

   No participant may be granted, during any one-year period, (i) Awards consisting of Stock Options or Stock Appreciation Rights that are exercisable for more than 300,000 shares of Common Stock; or (ii) Stock Awards covering or relating to more than 10,000 shares of Common Stock. In addition, no participant may be granted Awards consisting of cash or in any other form permitted under the Amended Incentive Plan (other than Awards consisting of Stock Options or Stock Appreciation Rights or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $1 million.

   Unless otherwise determined by the Committee, Awards under the Amended Incentive Plan are not assignable or otherwise transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee may permit participants to elect to defer payment of some or all types of awards or provide for the deferral of an award. A deferral may be in the form of an installment payment or a future lump sum payment. Rights to dividends or dividend equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

   The foregoing description summarizes the principal terms and conditions of the Amended Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated 1997 Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

   The Board of Directors recommends that you vote FOR the approval of the Amended Incentive Plan. In accordance with the Company's Bylaws, approval of the Amended Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, abstentions and broker nonvotes applicable to shares present at the meeting will have the effect of negative votes.

                                OTHER BUSINESS

   Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board of Directors does not know are to be presented at the meeting by others.

                            ADDITIONAL INFORMATION

Stockholder Proposals for 2002 Meeting

   In order to be included in the Company's proxy material for its annual meeting of stockholders in 2002, eligible proposals of stockholders intended to be presented at the annual meeting must be received by the Company on or before November 28, 2001 (directed to the Secretary of the Company at the address indicated on the first page of this Proxy Statement).

Advance Notice Required for Stockholder Nominations and Proposals

   The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other proposals to be presented at an annual meeting of stockholders. Notice will be considered timely for the Annual Meeting to be held in 2002 if it is received by February 9, 2002. In the case of director nominations by stockholders, the Bylaws require that 90 days' advance written notice be delivered to the Company's Secretary at the Company's executive offices and set forth for each person whom the stockholder proposes to nominate for election or re-election as a director, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the number of shares of each class of capital stock of the Company beneficially owned by such person and (d) the written consent of such person to having such person's name placed in nomination at the meeting and to serve as of a director if elected. The stockholder giving the notice must also include the name and address, as they appear on the Company's books, of such stockholder and the number of shares of each class of voting stock of the Company that are then beneficially owned by such stockholder.

   In the case of other proposals by stockholders at an annual meeting, the Bylaws require that 90 days advance written notice be delivered to the Company's Secretary at the Company's executive offices and set forth (a) a description of each proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's stock that are beneficially owned by the stockholder on the date of such notice, (d) any financial interest of the stockholder in such proposal and (e) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting. A copy of the Bylaws of the Company setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained from the Company's Corporate Secretary at the address indicated on the first page of this Proxy Statement.

   In order for director nominations and stockholder proposals to have been properly submitted for presentation at this annual meeting, notice must have been received by the Company's Secretary on or before February 8, 2001. The Company received no such notice and no stockholder director nominations or proposals will be presented at the annual meeting.

Annual Report

   The Annual Report to Stockholders, which includes financial statements of the Company for the year ended December 31, 2000, has been mailed to all stockholders. The Annual Report is not a part of the proxy solicitation material.

                                          By Order of the Board of Directors

                                          /s/ Gary D. Smith
                                          Gary D. Smith
                                          Co-Chairman of the Board and
                                           Secretary

March 28, 2001

                                                                     Appendix A

                                DRIL-QUIP, INC.
                            Audit Committee Charter

Purpose

   The Audit Committee of the Board of Directors (the "Committee") is appointed by the Board to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, and (iii) the independence of the firm of independent public accountants hired to audit the Company's financial statements (the "external auditors").

Membership and Meetings

   The Committee shall consist of not less than two directors until June 14, 2001, and thereafter not less than three directors, each of whom shall serve at the discretion of the Board. The Committee's composition shall meet the requirements of the Audit Committee Policy of the New York Stock Exchange, Inc. ("NYSE"). Accordingly, each member shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. In addition, (i) each member shall be (or shall become within a reasonable time after appointment) financially literate, and
(ii) at least one member shall have accounting or related financial management expertise, in each case as the Board interprets such qualification in its business judgment.

   The Committee shall meet four times annually, with special meetings called as circumstances dictate, and shall meet periodically with management and the external auditors in order to maintain direct lines of communication. The Committee may hold executive sessions with these individuals to discuss any matters that they or the Committee believe should be discussed privately. The Committee has the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and is empowered to retain, at the Company's expense, independent counsel and other professionals to assist in the conduct of any such investigation.

Accountability of External Auditors

   The external auditors are ultimately accountable to the Committee and the Board. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors.

Duties and Responsibilities

   The Committee shall:

  1. Annually recommend to the Board the selection of the external auditors, with such selection to be submitted to the shareholders for ratification.

  2. Review and approve the plan and scope of the annual audit of the Company's financial statements and any other services provided by the external auditors, as well as the fees related to the audit and such other services.

  3. Discuss with management and the external auditors the design, quality and adequacy of the Company's internal controls.

  4. Review and discuss with management and the external auditors the Company's audited annual financial statements prior to filing with the Securities and Exchange Commission (the "SEC"), and determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

  5. Discuss with the external auditors the matters required to be discussed by the Statement of Auditing Standards No. 61 (Communication with Audit Committees) and any matters brought to the Committee's attention as a result of the application of the Statement of Auditing Standards No. 71. (Interim Financial Information).

  6. Ensure that the external auditors deliver to the Committee on a periodic basis a formal written report delineating all relationships between the external auditors and the Company, actively engage in a dialogue with the external auditors with respect to any such disclosed relationships or services that may impact the objectivity and independence of the external auditors, and recommend that the Board take appropriate action in response to the written report to satisfy itself of the independence of the external auditors.

  7. Prepare a report to shareholders as required by the SEC to be included in the Company's annual proxy statement.

  8. Provide a report of Committee activities to the Board at regular intervals.

  9. Perform such other functions as requested by the Board or required by law or NYSE rule.

Annual Review of Charter

   At least annually, the Committee shall review and reassess the adequacy of this Charter. The Committee shall report the results of the review to the Board and, if necessary, recommend that the Board amend this Charter.

Oversight/Reliance

   While the Committee has the responsibilities and powers set forth in this Charter, the Board and the Committee recognize that the Company's management is responsible for preparing the Company's financial statements and the external auditors are responsible for auditing those financial statements. Therefore, the Committee's responsibility is one of oversight. Absent actual knowledge to the contrary (which shall be promptly reported to the Board), each member of the Committee shall be entitled to assume and rely upon (i) the integrity of those persons and organizations within and outside the Company from which it receives information, and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations.

                                                                     Appendix B

                              1997 INCENTIVE PLAN

                                      of

                                DRIL-QUIP, INC.

                          (As Amended March 16, 2001)

   1. Establishment of This Plan. Dril-Quip, Inc., a Delaware corporation (the "Company"), established the 1997 Incentive Plan of Dril-Quip, Inc. (this "Plan") on September 19, 1997, and has amended the Plan as of March 16, 2001. References in this Plan to "Paragraphs" are to Paragraphs of this Plan.

   2. Definitions. As used in this Plan, the following terms have the following respective meanings:

   "Annual Meeting" means the annual meeting of the stockholders of the Company, which is held pursuant to Section 211(b) of the Delaware General Corporation Law.

   "Authorized Officer" means any Chairman of the Board (or any other senior officer of the Company to whom any Chairman of the Board delegates, by written notice to the Committee of that delegation, authority to execute any Award Agreement).

   "Award" means an Employee Award.

   "Award Agreement" means any Employee Award Agreement.

   "Board" means the Board of Directors of the Company.

   "Cash Award" means an award denominated in cash.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   "Committee" means the Committee of the Board designated by the Board, which shall initially be the Compensation Committee of the Board, consisting of at least two nonemployee members of the Board.

   "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

   "Company" means Dril-Quip, Inc., a Delaware corporation.

   "Director" means an individual serving as a member of the Board.

   "Dividend Equivalents" means, with respect to shares of Restricted Stock, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period applicable to those shares on a like number of shares of Common Stock.

   "Employee" means any salaried employee of the Company or any of its Subsidiaries.

   "Employee Award" means the grant under this Plan of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly or in combination or tandem with any other Award, to a Participant who is an Employee on such terms and subject to such conditions and limitations as the Committee may establish consistent with the terms of this Plan.

   "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee that sets forth the terms, conditions and limitations applicable to an Employee Award granted to that Employee.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

   "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed, but are quoted on the Nasdaq National Market, the closing price per share of Common Stock reported by the Nasdaq National Market on that date or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the closing bid price on that date or, if there are no quotations available for that date, on the last preceding date for which those quotations are available, as reported by the Nasdaq Stock Market or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for that purpose.

   "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

   "Nonqualified Stock Option" means an Option that is not an Incentive
Option.

   "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

   "Participant" means an Employee to whom an Award has been made under this Plan.

   "Performance Award" means an award made pursuant to this Plan to a Participant who is an Employee, the earning of which is subject to the attainment of one or more Performance Goals.

   "Performance Goal" means a standard established by the Committee to determine in whole or in part whether a Performance Award will be earned.

   "Restricted Stock" means any Common Stock that has its transfer restricted or that is subject to forfeiture provisions as provided in the Award Agreement relating thereto.

   "Restriction Period" means a period of time beginning as of the effective date as of which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date on which the Common Stock subject to that Award is no longer restricted as to its transfer or subject to forfeiture provisions.

   "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

   "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

   "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of that corporation that have the right to vote generally on matters submitted to a vote of the stockholders of that corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

   3. Objectives. The Company has designed this Plan (i) to attract and retain key Employees, (ii) to encourage the sense of proprietorship of these persons in the Company and (iii) to stimulate the active interest of these persons in the development and financial success of the Company and its Subsidiaries by making Awards under this Plan.

   4. Eligibility. Key Employees eligible for Employee Awards are those assigned or to be assigned positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

   5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 2,400,000 shares of Common Stock. No more than 2,400,000 shares of Common Stock will be used for Awards of Incentive Options. The number of shares of Common Stock that are the subject of Awards which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered thereby are not issued to a Participant or are exchanged for a consideration that does not involve Common Stock will again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company will from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

   6. Administration.

     a. The Committee will administer this Plan.

     b. Subject to the provisions hereof, the Committee will have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee also will have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers will be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of any Employee Award, accelerate the vesting or exercisability of any Employee Award, eliminate or make less restrictive any restrictions contained in any Employee Award, waive any restriction or other provision of this Plan or any Employee Award or otherwise amend or modify any Employee Award in any manner that is either (i) not adverse to the Participant to whom that Employee Award was granted or (ii) consented to in writing by that Participant. The Committee may grant an Employee Award to any individual who has agreed in writing to become an Employee within six months after the date of that agreement, provided that the effectiveness of that Award will be subject to the condition that the individual actually becomes an Employee within that time period. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of this Plan. Any decision of the Committee in the interpretation and administration of this Plan will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

     c. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan will be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

   7. Delegation of Authority. The Committee may delegate to any Chairman of the Board and to other senior officers of the Company its duties under this Plan on such terms and subject to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Employee Participants who are subject to Section 16 of the Exchange Act.

   8. Employee Awards.

     a. The Committee will determine the type or types of Employee Awards to be made and will designate from time to time the Employees who are to receive Employee Awards. Each Employee Award will be evidenced by an Employee Award Agreement containing such terms, conditions and limitations as the Committee determines in its sole discretion and signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly or in combination or tandem with other Employee Awards. Employee Awards also may be made in combination or tandem with, in replacement of or as alternatives to grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. No option may be granted in exchange or in replacement of an option having a higher exercise price. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. If a Participant holding an Employee Award ceases to be an Employee, any unexercised, deferred, unexercisable, unvested or unpaid portion of that Employee Award will be treated as set forth in the applicable Employee Award Agreement.

       (i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which any share of Common Stock may be purchased on the exercise of any Option will not be less than the Fair Market Value of a share of the Common Stock on the date of grant of that Option, and the Committee will determine the other terms, conditions and limitations applicable to each Option, including its term and the date or dates on which it becomes exercisable.

       (ii) Stock Appreciation Right. An Employee Award may be in the form of a SAR. The Committee will determine the terms, conditions and limitations applicable to each SAR awarded pursuant to this Plan, including its term and the date or dates on which it becomes exercisable.

       (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The Committee will determine the terms, conditions and limitations applicable to each Stock Award granted pursuant to this Plan.

       (iv) Cash Award. An Employee Award may be in the form of a Cash Award. The Committee will determine the terms, conditions and limitations applicable to each Cash Award granted pursuant to this Plan.

       (v) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award will be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established) and, in any event, while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more business criteria, including, but not limited to, those that apply to the individual, one or more lines or classes of products or services of the Company, one or more business divisions, groups or units of the Company or the Company as a whole and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, return on equity, return on assets or decrease in costs. Unless otherwise stated, a Performance Goal need not be based on an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(e)(2)(i) or any successor law or regulation, and the Committee in establishing such goals and interpreting the Plan will be guided by those provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that the applicable Performance Goals were, in fact, satisfied. Subject to the foregoing provisions, the Committee will determine the terms, conditions and limitations applicable to Performance Awards.

     b. Notwithstanding anything to the contrary contained in this Plan, the following limitations will apply to each Employee Award:

       (i) no Participant may be granted, during any one-year period, Employee Awards consisting of Options or SARs that are exercisable for more than 300,000 shares of Common Stock;

       (ii) no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 10,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock-based Awards Limitations"); and

       (iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $1,000,000.

   9. Payment of Awards.

     a. General. Payment of Employee Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee may determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award is made in the form of shares of Restricted Stock, the applicable Award Agreement relating to those shares will specify whether they are to be issued at the beginning or end of their Restriction Period. If shares of Restricted Stock are to be issued at the beginning of their Restriction Period, the certificates evidencing those shares (to the extent that those shares are so evidenced) will contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. If shares of Restricted Stock are to be issued at the end of their Restricted Period, the right to receive those shares will be evidenced by book entry registration or in such other manner as the Committee may determine.

     b. Deferral. With the approval of the Committee, amounts payable in respect of Employee Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures the Committee establishes. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the applicable Award Agreement or by the Committee, may be forfeited if and to the extent that the applicable Award Agreement so provides.

     c. Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee also may establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

     d. Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute any Employee Award for another Employee Award or Awards of the same or a different type.

   10. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option will be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase those shares by means of tendering Common Stock or surrendering another Award, including shares of Restricted Stock, valued at their Fair Market Value per share on the date of exercise or any combination thereof. The Committee will determine acceptable methods for Participants who are Employees to tender Common Stock or other Employee Awards; provided, that any Common Stock that is or was the subject of an Employee Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Award Agreement, if shares of Restricted Stock are tendered as consideration for the exercise of an Option, the number of the shares issued on the exercise of the Option that equals the number of shares of Restricted Stock used as consideration therefor will be subject to the same restrictions as the Restricted Stock so submitted as well as to any additional restrictions the Committee may impose.

   11. Taxes. The Company will have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan or at the time otherwise required by applicable law, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of those taxes. The Committee may permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, those shares will be valued at their Fair Market Value per share when the tax withholding is required to be made. The Committee may provide for loans, on either a short-term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

   12. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to that Participant will be made without the consent of that Participant.

   13. Assignability. Unless otherwise determined by the Committee and provided in the applicable Award Agreement, no Award or any other benefit under this Plan will be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may prescribe and include in any Award Agreement other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 will be null and void.

   14. Adjustments.

     a. The existence of outstanding Awards will not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stock (whether or not that issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     b. If any subdivision, split or combination of outstanding shares of Common Stock or any declaration of a dividend payable in shares of Common Stock occurs, then, except with respect to the Awards outstanding immediately prior to the Closing Date and consisting of Options, (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards and (v) the Stock-based Awards Limitations each will be proportionately adjusted by the Board to reflect the consequences of that occurrence. If any recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, any adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends) occurs, the Board will make appropriate adjustments to the amounts or other items referred to in clauses (ii), (iii), (iv) and (v) of the preceding sentence to give effect to that transaction; provided, that such adjustments will be only those as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of those Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee will be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

   15. Restrictions. No Common Stock or other form of payment will be issued with respect to any Award unless the Company is satisfied, on the basis of advice of its counsel, that the issuance will comply with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that the shares are so evidenced) may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system on which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon those certificates (if any) to make appropriate reference to those restrictions.

   16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan will be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company will not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor will this Plan be construed as providing for that segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely on any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company will be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee will be required to give any security or bond for the performance of any obligation that may be created by this Plan.

   17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, will be governed by and construed in accordance with the laws of the State of Delaware.

   18. Effectiveness. The Plan was established by the Board of Directors effective as of September 19, 1997 and has been amended by the Board of Directors as of March 16, 2001, subject to the approval of the stockholders at the 2001 Annual Meeting.

                                DRIL-QUIP, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 10, 2001

  The undersigned hereby appoints J. Mike Walker and Gary D. Smith, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Dril-Quip, Inc. (the "Company") to be held on Thursday, May 10, 2001, at the Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas, at 2:00 p.m., or at any adjournment thereof, hereby revoking any proxy heretofore given.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED ABOVE, FOR APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 AND FOR APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1997 INCENTIVE PLAN.

  The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

1. ELECTION OF DIRECTOR, NOMINEE:

   James M. Alexander

   [_] FOR [_] WITHHELD

2. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

   [_] FOR [_] AGAINST  [_] ABSTAIN

3. APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1997 INCENTIVE PLAN:

   [_] FOR [_] AGAINST  [_] ABSTAIN

4. With discretionary authority as to such other matters as may properly come before the meeting.

                                    Date:_____________________________, 2001




                                   --------------------------------------------
                                    (Signature)



                                    --------------------------------------------
                                    (Signature)

                                    Sign exactly as name appears hereon.


                                    (Joint owners should each sign. When signing as attorney, executor, officer, administrator, trustee, or guardian, please give full title as such.)

   Please sign, date and return the Proxy Card promptly, using the enclosed envelope.